Exhibit 10.55b

ISSUING LENDER AGREEMENT
January 15, 2015
This Issuing Lender Agreement (this “Agreement”), dated as of January 15, 2015, is among AVIS BUDGET CAR RENTAL, LLC, a Delaware limited liability company (the “Borrower”), JPMORGAN CHASE BANK, N.A., in its capacity as an Issuing Lender (“JPM”), CREDIT AGRICOLE CORPORATE & INVESTMENT BANK (“CA-CIB”), and JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent (the “Administrative Agent”). Terms used but not defined in this Agreement have the meanings assigned to them in the Credit Agreement (as defined below).
Reference is made to the Third Amended and Restated Credit Agreement (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), dated as of October 3, 2014, among the Borrower, Avis Budget Holdings, LLC, Avis Budget Group, Inc., the Subsidiary Borrowers from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (each a “Lender”), the Administrative Agent and the other agents from time to time parties thereto.
Section 1. L/C Commitment Decrease. In accordance with the definition of “L/C Commitment” set forth in Section 1.1 of the Credit Agreement, each of JPM and the Borrower hereby agrees that the L/C Commitment of JPM is hereby decreased to $750,000,000.
Section 2. L/C Commitment Increase. In accordance with the definitions of “Issuing Lender” and “L/C Commitment” set forth in Section 1.1 of the Credit Agreement, (i) each of CA-CIB and the Borrower hereby agrees that the L/C Commitment of CA-CIB is hereby increased from $0 to $135,000,000 and (ii) on the terms and conditions set forth in the Credit Agreement, CA-CIB hereby agrees to act as an Issuing Lender under the Credit Agreement and agrees that it, in such capacity, will be bound by and subject to and will comply with the obligations applicable to an Issuing Lender under the Credit Agreement and it is hereby agreed by the other parties hereto that CA-CIB shall have all the rights and benefits under the Loan Documents applicable to an Issuing Lender. The parties hereto hereby agree that on and after the date hereof, each reference to an Issuing Lender in the Loan Documents shall include CA-CIB in its capacity as an issuer of any Letter of Credit under the Credit Agreement.
Section 3. Letters of Credit. On the terms and conditions set forth in the Credit Agreement and relying upon the representations and warranties set forth in the Credit Agreement, CA-CIB agrees, in its capacity as an Issuing Lender, at any time and from time to time, in accordance with the provisions of Section 3 of the Credit Agreement, to issue Letters of Credit pursuant to the procedures set forth in Section 3 of the Credit Agreement in an aggregate amount not to exceed its L/C Commitment.
Section 4. Obligation to Reimburse; Payment of Fees. The Borrowers agree to pay CA-CIB, as an Issuing Lender, all amounts required to be paid to it under the Loan Documents, including without limitation any amounts required to be paid to CA-CIB, as an Issuing Lender, in accordance with Sections 3.3 and 3.5 of the Credit Agreement.
Section 5. Miscellaneous. This Agreement shall not constitute, and is not intended to be, an amendment to the Credit Agreement (except that Schedule 1.1A to the Credit Agreement shall be updated as attached as Exhibit A hereto), and all provisions of the Credit Agreement are and shall remain in full force and effect. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

Exhibit 10.55b

Section 6. Counterparts. This Agreement may be executed by the parties hereto in any number of separate counterparts, each of which shall be deemed to be an original, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

[signatures on following pages]

Exhibit 10.55b

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

AVIS BUDGET CAR RENTAL, LLC
By:	/s/ Rochelle Tarlowe
Name:	Rochelle Tarlowe
Title:	Vice President and Treasurer

Exhibit 10.55b

JP MORGAN CHASE BANK, N.A., as Issuing Lender
By:	/s/ Richard W. Duker
Name:	Richard W. Duker
Title:	Managing Director

Exhibit 10.55b

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Issuing Lender
By:	/s/ Juliette Cohen
Name:	Juliette Cohen
Title:	Managing Director

By:	/s/ Gordin Yip
Name:	Gordin Yip
Title:	Director

Exhibit 10.55b

Acknowledged and Agreed:
JP MORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Richard W. Duker
Name:	Richard W. Duker
Title:	Managing Director

Exhibit 10.55b
EXHIBIT A

Schedule 1.1A
Commitments

Lender	Total Revolving Commitment	L/C Commitment	Swingline Commitment
JPMORGAN CHASE BANK, N.A.	$165,000,000	$750,000,000	$50,000,000
CITIBANK, N.A.	$165,000,000	$350,000,000
DEUTSCHE BANK AG NEW YORK BRANCH	$165,000,000	$165,000,000
MORGAN STANLEY BANK, N.A.	$56,250,000
MORGAN STANLEY SENIOR FUNDING, INC.	$88,750,000
BANK OF AMERICA, N.A.	$145,000,000	$400,000,000
BARCLAYS BANK PLC	$107,500,000
CREDIT AGRICOLE CORPORATE & INVESTMENT BANK	$107,500,000	$135,000,000
THE ROYAL BANK OF SCOTLAND PLC	$107,500,000
THE BANK OF NOVA SCOTIA	$100,000,000
ROYAL BANK OF CANADA	$70,000,000
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD	$70,000,000
SUNTRUST BANK	$70,000,000
SUMITOMO MITSUI BANKING CORPORATION, NEW YORK BRANCH	$62,500,000
UNICREDIT BANK AG, NEW YORK BRANCH	$62,500,000
BANK OF MONTREAL	$50,000,000
LLOYDS BANK PLC	$50,000,000
NATIXIS, NEW YORK BRANCH	$50,000,000
HSBC BANK USA, NATIONAL ASSOCIATION	$42,500,000
U.S. BANK N.A.	$25,000,000
ICICI BANK LIMITED	$10,000,000
COMMONWEALTH BANK OF AUSTRALIA	$10,000,000
KBC BANK N.V., NEW YORK BRANCH	$10,000,000
WESTPAC BANKING CORPORATION	$10,000,000
TOTAL:	$1,800,000,000	$1,800,000,000	$50,000,000